SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          POINTE FINANCIAL CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Florida                                       65-0451402
          -------                                       ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
Incorporation or organization)

                              21845 Powerline Road
                           Boca Raton, Florida 33433
                                 (561) 368-6300
                                 --------------
               (Address, including ZIP Code, and telephone number,
       including area code, of registrant's principal executive offices)

Title of Class to be so registered          Name of each exchange on which each
                                            Class is to be registered

Common Stock, $.01 par value                Not applicable
----------------------------                --------------

    Securities to be registered pursuant to Section 12(b) of the act: None

 If this Form relates to the registration of a class of securities pursuant to
    Section 12(b) of the Exchange Act and is effective pursuant to General
                Instruction A.(c), check the following box. [ ]

 If this Form relates to the registration of a class of securities pursuant to
    Section 12(g) of the Exchange Act and is effective pursuant to General
                Instruction A.(d), check the following box. [X]

      Securities Act registration statement file number to which this form relates: 333-49835.

       Securities to be registered pursuant to Section 12(g) of the act:

                          Common Stock, $.01 par value

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered

           Reference is made to the section entitled "Description of Capital Stock" in the Registrant's Prospectus, which section is incorporated by reference to Amendment No. 1 to the Registrant's Registration Statement on form SB-2 (Registration No. 333-49835) filed with the Securities and Exchange Commission on June 5, 1998.

Item 2.  Exhibits*

           1. Specimen of the Registrant's Stock Certificate for Common Stock, par value $.01 per share (included as Exhibit 4.1 to Amendment No. 1 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-49835) filed with the Securities and Exchange Commission on June 5, 1998).
           2. Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-49835) filed with the Securities and Exchange Commission on June 5, 1998.

---------------

* Exhibits containing a parenthetical reference in their description are incorporated herein by reference to the documents described in the parenthetical reference.

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              POINTE FINANCIAL CORPORATION


DATE: June 9, 1998                            By: /s/ Dennis Reed
                                                  ---------------
                                                    Dennis Reed
                                                    Senior Vice President